Exhibit 10.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the “Agreement”) is entered into as of June 30, 2023 by and between DATA443 RISK MITIGATION, INC., a Nevada corporation (“Debtor”), and the secured parties listed on the signature pages hereto, (each, a “Secured Party” and together, the “Secured Parties”).

RECITALS

A. On or about the date hereof, each of the Secured Parties extended a loan to the Debtor pursuant to a Secured Convertible Promissory Note, issued by Debtor in favor of such Secured Party, in the original principal amount set forth on such Secured Party’s signature page hereto (the “Notes”).

B. Subject to the terms and conditions set forth herein, the Debtor hereby wishes to grant the Secured Parties a first priority security interest in certain of the Debtor’s assets specified herein to secure the obligations arising pursuant to the Note.

AGREEMENT

NOW, THEREFORE, to induce the Secured Party to extend the loans evidenced by the Note, and in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor and the Secured Party hereby agree as follows:

1. Grant of Security Interest.

1.1 Subject to the terms and conditions set forth herein, Debtor hereby grants to the Secured Parties a present and continuing first priority security interest in the assets of Debtor listed in Schedule A attached hereto (collectively, the “Collateral”).

1.2 The security interest granted herein is granted for the purpose of securing the obligations of Debtor to the Secured Parties hereunder and the obligations of Debtor to the Secured Parties arising pursuant to the Notes, and any renewals or extensions thereof and substitutions therefor, all of which are hereafter collectively referred to as the “Obligations”.

1.3 The Debtor hereby authorizes the Secured Parties, at any time and from time to time to file in any filing office in any jurisdiction any initial financing statements and amendments thereto that such Secured Party deems necessary to evidence the security interest granted herein.

2. Debtor’s representations, covenants and warranties. Debtor represents, covenants and warrants to and with each Secured Party, on a continuing basis, as follows:

2.1 Debtor shall at all times be duly organized and in good standing under the laws of the State of Nevada and duly qualified to do business and in good standing in any other state or jurisdiction where such qualification is required. Debtor has the power and authority to own the Collateral, to enter into and perform its obligations under this Agreement, the Notes, and any other instrument, document or agreement now or hereafter evidencing, securing or governing any of the Obligations, and to incur the Obligations. The execution and delivery of this Agreement and the Notes by the Debtor, and the performance of its obligations hereunder and thereunder, do not conflict with, constitute a default under or, except as specifically created hereby, result in the creation of any lien, charge, encumbrance or security interest upon any assets of Debtor under, any agreement or instrument to which Debtor is a party or by which Debtor or its assets may be bound or affected. All governmental permits and approvals necessary to the conduct of Debtor’s business have been received and Debtor is in material compliance with all of the terms and conditions thereof.

2.2 The location where Debtor keeps its records concerning the Collateral, and the location where the Collateral will be used, kept or stored will be the Debtor’s principal place of business, located at 4000 Sancar Drive, Suite 400, Research Triangle Park, NC 27709. Debtor will immediately notify each Secured Party in writing of any change of names or address(es) from those set forth in this Agreement.

2.3 Debtor is and shall continue to be the owner of all Collateral free and clear of any lien, security interest or encumbrance other than the security interest created hereby, and Debtor shall defend the Collateral against the claims and demands of all persons at any time claiming any interest therein.

2.4 Debtor shall not create or suffer to exist any security interest or lien whatsoever covering the Collateral and shall pay all taxes and similar governmental liabilities when due, and Debtor shall not permit or suffer the issuance of any attachment, trustee process or execution against the Collateral in favor of any person, other than the Secured Parties, except for current taxes not yet due or being contested in good faith by appropriate proceedings, and for which adequate reserves for payment have been made.

2.5 Debtor will not sell, lease, or transfer any of the Collateral or any interest therein without the prior written consent of the Secured Parties.

2.6 The Secured Parties shall at all times shall have a perfected security interest in the Collateral.

3. Events of Default. Any or all of the Obligations shall, at the option of the Secured Party, become immediately due and payable, without notice or demand, upon the occurrence of any one or more of the following events (each an “Event of Default”):

3.1 Failure by the Debtor to pay any principal, premium or interest under any Note;

3.2 Any other failure by the Debtor in the payment or performance of any of the Obligations which remains uncured for thirty (30) days following the date when written notice of such failure is received by Debtor;

3.3 Any breach or failure to observe by the Debtor of the Debtor’s representations, covenants and warranties set forth herein;

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3.4 In the event of the entry of a decree or order for relief with respect to Debtor in an involuntary case under any federal or state bankruptcy, insolvency, or other similar law, or appointing a receiver, liquidator, trustee, custodian (or other similar official) of Debtor, or ordering the winding-up or liquidation of its affairs, which is not dismissed within ninety (90) days of filing; and

3.5 The commencement by Debtor of a voluntary case under any federal or state bankruptcy, insolvency or other similar law, or the consent by Debtor to the appointment of or taking possession by a receiver, liquidator, trustee, custodian (or other similar official) of Debtor or for any substantial part of its property, or the making by Debtor of any assignment for the benefit of creditors.

4. Powers Upon Event of Default. Upon the occurrence of an Event of Default or at any time thereafter, the Secured Parties, may, from time to time, without notice of such election to Debtor and without demand, do any one or more of the following, all of which are hereby authorized by Debtor, and all of which rights and remedies shall be cumulative and may be exercised singularly or concurrently, and all of which shall be additional to any rights or remedies provided by the Note:

4.1 Declare the Obligations, whether evidenced by time notes, demand notes or otherwise, immediately due and payable;

4.2 Exercise any or all of the rights of a secured party under the Uniform Commercial Code of the State of Nevada, as amended form time to time, and any other applicable law;

4.3 Notify all account debtors, if any, that the Debtor’s accounts receivable, if any, included in the Collateral, have been assigned to the Secured Party; direct all account debtors to make payments to the Secured Party; notify the postal authorities to change the address for delivery of mail of Debtor to an address designated by the Secured Party, and receive, open and dispose of all mail addressed to Debtor; enforce collection of any of such accounts receivable by suit or otherwise; surrender, release or exchange all or any part of such accounts receivable; or compromise, settle, extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder; all without thereby incurring any liability to Debtor; and Debtor hereby irrevocably appoints the Secured Party its attorney-in-fact for all such purposes;

4.4 Sell or otherwise dispose of the Collateral (in its then condition or after further manufacturing, processing or preparation thereof, utilizing in connection therewith any of Debtor’s assets, without charge or liability to the Secured Party therefor) at public or private sale (which sale the Secured Party may postpone from time to time), all as the Secured Party deems advisable, for cash or credit; provided, however, that Debtor shall be credited with the net proceeds of such sale only when such proceeds are finally collected by the Secured Party and Debtor shall pay any deficiency on demand. The Secured Party may become the purchaser at any such sale and the Secured Party may, in lieu of actual payment of the purchase price, offset the amount thereof against the Obligations. The Secured Party shall give to Debtor at least seven (7) business days prior written notice of time and place of any public sale or of the time after which any private sale or any other intended disposition is to be made.

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5. Secured Party Interests.

5.1 Pro Rata Interests. The security interests and other rights granted or reserved to Secured Parties and their respective successors and assigns (the “Note Holders”) under this Agreement (the “Contractual Rights”) and the other rights available to the Note Holders under applicable law by reason of the existence of this Security Agreement and the attachment and perfection of the security interests created under this Security Agreement (the “Statutory Rights”) are for the pro rata benefit of the Note Holders according to the outstanding principal amount of the Notes held by each Note Holder, respectively, expressed as a percentage of the aggregate outstanding principal amount of the Notes and shall be held by the Note Holders in such percentages, pari passu, regardless of the time or order of the attachment or perfection of their respective security interests or the time or manner of filing of their respective financing statements or assignments thereof and regardless of which Note Holder may hold possession of Collateral. All Contractual Rights and Statutory Rights shall be exercised from time to time as shall be determined by Note Holders representing a majority of the outstanding principal amount of the Notes. No waiver of any Contractual Rights or Statutory Rights shall be binding upon a Note Holder unless set forth in a written document signed by such Note Holder or signed by the Holders of a majority-in-interest of the Notes. All recoveries attributable to enforcement of Contractual Rights or Statutory Rights, or both, shall be shared ratably by the Note Holders according to their respective pro rata interests as provided in this Agreement. All reasonable expenses incurred by any Note Holder in the enforcement of Contractual Rights or Statutory Rights, or both, on behalf of or for the benefit of the Note Holders of the Notes shall be shared ratably by such Note Holders according to their respective pro rata interests as provided in this Agreement.

5.2 Debtor Obligation. The provisions of this Section 5 are for the purpose of defining the relative rights of the Note Holders with respect to the Collateral and the exercise of Contractual Rights and Statutory Rights. Nothing herein shall impair the obligations of the Company, which are absolute and unconditional, to pay and perform the Obligations as and when due. No provision of this Agreement shall be construed to prevent any Note Holder from exercising remedies that may otherwise be available to it.

5.3 Power of Attorney. As may be necessary for the proper enforcement of the Contractual Rights and Statutory Rights on behalf of the Note Holders, each Note Holder hereby constitutes and appoints as its agent and attorney-in-fact such Person as shall be designated or appointed to act by, or be otherwise acting at the direction of, the Note Holders of a majority-in-interest of the Note.

6. General Provisions.

6.1 A photocopy or other reproduction of this Agreement or of any financing statement prepared in conjunction with this Agreement may be used as a financing statement in connection herewith. Debtor agrees to execute and deliver any and all documents reasonably requested by the Secured Party from time to time to perfect the security interests granted to Secured Party hereby.

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6.2 This Agreement shall be governed in all respects by the internal laws of the State of Nevada, without regard to any principles of laws that would cause the application of the laws of any other jurisdiction.

6.3 The provisions hereof shall be binding upon and inure to the benefit of the heirs, successors and assigns of each Secured Party and Debtor; provided, however, that Debtor may not assign any of its rights or delegate any of the Obligations without the prior written consent of each of the Secured Parties.

6.4 Any demand upon or notice to Debtor shall be effective upon sending the same to Debtor at the attention of the President at the Debtor’s principal place of business set forth in Section 2.2 hereof, or, if Debtor has notified the Secured Parties in writing of a change of address, to Debtor’s last address so notified.

6.5 No Secured Party shall be deemed to have waived any of its rights under or against this Agreement, the Obligations or the Collateral or otherwise unless such waiver be in writing and signed by such Secured Party. A waiver on any one occasion shall not be construed as a bar to or wavier of the same or any other right or remedy on the same or any future occasion.

6.6 Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provisions of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

6.7 This Agreement may not be altered or amended except by an agreement in writing, signed by the Secured Parties and the Debtor.

[Remainder of page intentionally left blank—signature page follows]

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IN WITNESS WHEREOF, this Security Agreement has been duly executed on the day and year first above written.

DATA443 RISK MITIGATION, INC.

By:
Name:	Jason Remillard
Title:	Chief Executive Officer

[SIGNATURE PAGE OF SECURED PARTY TO DATA443 SECURITY AGREEMENT]

Name of Secured Party: ____________________

Signature of Authorized Signatory of Secured Party: _________________________

Name of Authorized Signatory: ____________________

Title of Authorized Signatory: ____________________

Original Principal Amount of Note: $718,750.00

Issue Date of Note: June 30, 2023

[SIGNATURE PAGE OF SECURED PARTY FOLLOWS]

[SIGNATURE PAGE OF SECURED PARTY TO DATA443 SECURITY AGREEMENT]

Name of Secured Party: ____________________

Signature of Authorized Signatory of Secured Party: _________________________

Name of Authorized Signatory: ____________________

Title of Authorized Signatory: ____________________

Original Principal Amount of Note: $718,750.00

Issue Date of Note: June 30, 2023

SCHEDULE A

COLLATERAL

(1) All properties, assets and rights in and to the assets of Cyren Ltd. (“Cyren”) acquired by Debtor pursuant to that certain proposal, dated May 4, 2023, between Debtor and Guy Gissin, Adv, in his capacity as the Appointed Receiver for the assets of Cyren Ltd. (the “Collateral”); and

(2) All substitutes or replacements for any Collateral, all cash or non-cash proceeds, product, rents and profits of any Collateral, all income, benefits and property receivable on account of the Collateral, all rights under warranties, indemnities and insurance contracts, letters of credit, guaranties or other supporting obligations covering the Collateral, and any causes of action relating to the Collateral; provided, however, that notwithstanding the foregoing, up to $7,000,000, at the Debtor’s sole discretion, of accounts receivable of Cyren for the sole purpose of invoice factoring (the “Excluded Receivables”) shall be excluded from the Collateral to the extent actually utilized for such invoice factoring; provided, further, that the proceeds from any Excluded Receivables shall be included in the Collateral. For the avoidance of doubt, such Excluded Receivables shall be used solely for invoice factoring by the Debtor and, if any portion of the $7,000,000 of accounts receivable of Cyren is not utilized for invoice factoring, then it shall remain Collateral hereunder until such time that it is utilized for invoice factoring.